EXHIBIT 23.2
                                                                    ------------






                         INDEPENDENT AUDITORS' CONSENT

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement of STAAR Surgical Company on Form S-8 of our report dated February 21, 2003 (except for Note 18, which is dated March 26,
2003) and Notes 6 and 19 which are dated November 17, 2003), appearing in the Annual Report on Form 10-K of STAAR Surgical Company for the year ended January 3, 2003.

We also consent to the reference to us under the caption "Experts" in the Prospectus.


/s/ BDO SEIDMAN, LLP

Los Angeles, California
December 8, 2003